Fair Value Measurements on a Recurring Basis (Details) - Schedule of Fair Value Measurement of the Warrants - Initial Measurement [Member]	Mar. 16, 2021 $ / shares
Fair Value Measurements on a Recurring Basis (Details) - Schedule of Fair Value Measurement of the Warrants [Line Items]
Risk-free interest rate	1.05%
Expected term (years)	5 years
Expected volatility	17.50%
Exercise price (in Dollars per share)	$ 11.5
Stock price (in Dollars per share)	$ 10
Dividend yield	0.00%